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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------


                                    FORM 8-K

              -----------------------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          September 24, 1999                           0-14399
-------------------------------------   ----------------------------------------
  Date of Report (Date of earliest              Commission File Number
           event reported)




                     GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                              06-1104930
-------------------------------------    ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)





                         888 Seventh Avenue, 40th Floor
                            New York, New York 10106
          -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 547-6700
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 3.      Bankruptcy or Receivership

       Under date of September 24, 1999, the United States Bankruptcy Court for the Southern District of New York (the "Court") signed an order (the "Confirmation Order") confirming the Golden Books Family Entertainment, Inc. and its subsidiaries' Amended Joint Plan of Reorganization (the "Plan"). The Plan only becomes effective upon consummation. Upon consummation of the Plan, a Form 8-K under this Item 3 with information regarding the number of shares issued, outstanding and reserved, and the assets and liabilities of the Registrant will be filed.

       The Plan was attached as an exhibit to a Form 8-K filed by the Registrant under date of May 13, 1999. Modifications to the Plan were filed with the Court on September 1, 1999. A monthly operating statement for the period August 29, 1999 through September 25, 1999, which includes information concerning the assets and liabilities of the Registrant, was filed with the Court under date of October 13, 1999. The Confirmation Order dated September 24, 1999 and the filings made with the Court under dates of September 1 and October 13, 1999 are set forth as Exhibits hereto.

       On October 12, 1999, the United States District Court for the Southern District of New York approved the settlement of the consolidated class-action complaint filed on behalf of all persons who purchased the Common Stock of the Company between May 13, 1997 and August 4, 1998, inclusive, and by the holders of the Company's 8 3/4% Convertible Trust Originated Preferred Securities. A copy of the order approving the settlement is set forth as an exhibit hereto.

       Confirmation of the Plan will require the Registrant, among other things, to complete negotiations regarding the terms of the indenture governing the new $87.0 million secured notes called for under the Plan and completing arrangements to obtain exit financing.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

         Exhibit No.              Description
         -----------              -----------

             2.1 Order Confirming Debtors' Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated September 24, 1999

             2.2                  Modification of Debtors' Amended Joint Plan of
                                  Reorganization   under   Chapter   11  of  the
                                  Bankruptcy Code, dated September 1, 1999

             2.3 Monthly Operating Statement for the Period August 29, 1999 through September 25, 1999,
                                  dated   October   13,  1999

             2.4                  Order and Final  Judgment,  dated  October 12,
                                  1999

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.



Date: October 18, 1999         By: /s/ Philip Galanes
                                   -------------------------
                               Name: Philip Galanes
                               Title: Chief Administrative Officer,
                                      Executive Vice President,
                                      General Counsel & Secretary

                                    Exhibit Index


             2.1 Order Confirming Debtors' Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated September 24, 1999

             2.2                  Modification of Debtors' Amended Joint Plan of
                                  Reorganization   under   Chapter   11  of  the
                                  Bankruptcy Code, dated September 1, 1999

             2.3 Monthly Operating Statement for the Period August 29, 1999 through September 25, 1999,
                                  dated   October   13,  1999

             2.4                  Order  and  Final Judgment, dated October
                                  12, 1999


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